CONFIDENTIAL
Investor Presentation
October 2011
It all starts here with a promise for a future that can be
healthier, better and stronger than today.
Copyright 2011 eDiets.com, Inc. All Rights Reserved
Exhibit 99.1

CONFIDENTIAL

Forward-Looking Statements
Forward-Looking Statements
Copyright 2011 eDiets.com, Inc. All Rights Reserved
This presentation contains “forward-looking statements” within the meaning of the federal securities laws and is intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995,
including statements and assumptions regarding (i) the size and outlook of the market for our products, (ii) our need for additional financial support, (iii) our expectation that our total gross margins and our advertising efficiency will improve in the future, (iv) our assumption that we will acquire new customers at an acceptable cost, (v) our expectation regarding the effectiveness of our advertising and our call center conversion strategies, (vi) our assumption that we are well-positioned to compete and capture market share, (vii) our expectation regarding our ability to comply with regulatory requirements, (viii) our assumptions regarding market size, projected results and the demand for our products and services. These statements and assumptions are based on management’s estimates and projections with respect to future events and financial performance and are believed to be reasonable, although they are inherently uncertain and difficult to predict.  Actual results could differ materially from those projected as a result of certain factors, including (i) our ability to raise additional capital, (ii) our ability to maintain compliance with regulatory requirements, (iii) our ability to maintain our listing on The Nasdaq Capital Market, (iv) our ability to maintain or improve meal delivery margins and their effect on total gross margins, (v) our ability to improve advertising efficiency, (vi) our ability to manage fluctuations in advertising costs, (vii) our ability to sufficiently increase revenues and maintain expenses and cash capital expenditures at appropriate levels, (viii) the state of the credit and capital markets, including the level of volatility, illiquidity and interest rates and (ix) our ability to rapidly secure alternate technology infrastructure vendors if we experience call center or Web site service interruption.
A discussion of factors that could cause results to vary is included in the Company’s filings with the Securities and
Exchange Commission. All forward-looking statements in this presentation speak only as of the date of this presentation.  The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statements.
This presentation also contains non-GAAP financial measures. For a reconciliation of the non-GAAP measures to the most comparable GAAP measure, please refer to the eDiets.com website at www.ediets.com, under the Events and
Presentation section of the Investor Relations page.

CONFIDENTIAL

Company Overview
Company Overview
$1.0 billion market annually for home delivery of diet food
1
across all price segments
Up to $350 million market in our price segment
2
fragmented market with approximately 850 competitors

we’re number two in the market with less than 10% market share opportunity to consolidate our segment through aggressive advertising
• State of the art, online diet membership program including menus, recipes, shopping lists and tools
Estimated market size: $250 million annually
2
• Website hosting for white label corporate wellness sites
focused  on diets and diet-related tools
Estimated market size: $50-$100 million annually

Copyright 2011 eDiets.com, Inc. All Rights Reserved
1. Market size and competitor estimates made by eDiets management based on data from MarketData January 2011 Survey
2. Market size estimates made by eDiets management
HOME MEAL DELIVERY BUSINESS
Other Businesses

CONFIDENTIAL

Management Team
Management Team
Copyright 2011 eDiets.com, Inc. All Rights Reserved
Name Title
Previous Experience
Kevin McGrath CEO
DIRECTV, Co-Founder
DIRECTV Latin America, Chairman & CEO
Digital Angel, President & CEO
General Motors/Electronic Data Systems/Hughes Comm.
Dartmouth, MBA
Princeton, BA
Thomas Hoyer CFO
Digital Angel, CFO
Nationsrent Companies, CFO
GLOBEquip, CFO
Fluor Corporation
Clemson, MBA, BS
Joseph Leonardo
VP, Meal
Delivery
EPI Breads, VP Operations
Meyers Bakeries, VP Operations & Logistics
Schwan’s Bakery, VP Group Operations
Quaker Oats
Cornell, BS
Jennifer Hartnett CMO
Parisian Slim, VP Marketing
Nutrisystem, Creative Director
Bon-Ton Stores, David’s Bridal, Macy’s
Bucknell, BA

CONFIDENTIAL
Key Facts
Key Facts
Copyright 2011 eDiets.com, Inc. All Rights Reserved
Symbol DIET
Stock Price 11/11/11 || 52-week Range $1.01 || $1.01 - $3.95
Shares Outstanding 11/04/11 13,274,751
Market Capitalization 11/04/11 $13,407,499
Volume (daily 30 day average at 11/04/11) 9,000
Insider Ownership 10.7%
1.  The stock split 1-for-5 on June 1, 2011

Hoisin Glazed Chicken, Herbed Couscous, Potatoes & Vegetables

Chicken Florentine Lasagna

Beef Shiitake Salad with White Rice

BBQ Chicken with Roasted Red Potatoes and Sweet Corn

Jamaican Jerk Pork, Quinoa Pilaf, Black Beans & Vegetables

Hearty Chicken Lentil Soup with Swiss Cheese

CONFIDENTIAL

Copyright 2011 eDiets.com, Inc. All Rights Reserved
Meal Delivery -
Meal Delivery -
Overview
Overview
• Healthy, delicious meals delivered to your door
• Offers both 5-day ($23.60/day) and 7-day plans ($21.14/day)
•
Over 100 different meals freshly
prepared by our chefs
Meal Delivery TTM 6/30/11
Revenue $20.0 Million
Shipments Per Week 3,000
Gross Margin
1,2
43%
¹
Excludes depreciation and revenue share          ² The reconciliation for these non-GAAP measures are on our website
Est. $350M Meal
Delivery Market at
our Price Level
Significant Market Opportunity

CONFIDENTIAL

Meal Delivery Model Illustration
Meal Delivery Model Illustration
Target
Average Weekly Selling Price $131
Average Length of Stay - # of Weeks 6.9
Average Revenue per Customer $904
Cost of Goods Sold $470
Gross Margin $434
Gross Margin % 48%
Customer Acquisition Cost $154
Advertising Efficiency (CAC/Revenue) 17%
Call Center Cost $68
Cash Contribution to Overhead & Profit $212
Copyright 2010 eDiets.com, Inc. All Rights Reserved
Four
Key
Factors
To
Success
Key Comparative Metrics
Meal Delivery Gross Margin 9-Months 2011: 44%
Meal Delivery Advertising Efficiency 9-Months 2011: 29%

CONFIDENTIAL

Major 2011/2012 Meal Delivery Initiatives
Major 2011/2012 Meal Delivery Initiatives
•
Upgrading
direct
marketing and call center
capabilities
– Hired creative director from highly successful competitor to be our chief marketing officer
(February 2011)
– Added the ex-chief marketing officer from a highly successful competitor to our Board of
Directors (May 2011)
– Hired call center director from highly successful competitor to be our call center director
(August 2011)
– Hired media buyer with experience in direct response, including a tenure at a highly successful competitor (November 2011)
•
Improving
call center
efficiency:
– Implemented commission-only compensation structure for sales associates (September
2011)
– Continually modifying call scripts to be more insistent on getting to “yes” (Aug-Nov 2011)
– Upgraded training to include more situational training (Aug-Nov 2011)
– Changed hiring criteria for sales associates to incorporate a focus on finding staff that can successfully confront the answer “no”
Copyright 2011 eDiets.com, Inc. All Rights Reserved

CONFIDENTIAL
9
Major 2011/2012 Meal Delivery Initiatives
Major 2011/2012 Meal Delivery Initiatives
•
Improving
advertising
content:
– Re-energized testimonial campaign with a casting call for overweight actresses and models (September 2011)
– Continually testing television, print and online advertising channels and content to find optimal mix for driving customers to the call center economically
– Refreshed existing television commercials (September/October 2011)
•
Improving
meal delivery
margins
– Increased price to allow for stronger promotions while maintaining margin (Oct 2011)
– Expect to achieve large volume discounts as business grows
– Expect to initiate bi-coastal production, which will reduce shipping costs, as business grows
Copyright 2011 eDiets.com, Inc. All Rights Reserved

eDiets

Advertising Expense as % of Revenue
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
54.0%
51.2%
53.5%
34.6%
25.2%
26.4%
38.1%
Target Range
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11

CONFIDENTIAL

Meal Delivery Advertising Efficiency
Meal Delivery Advertising Efficiency
Advertising efficiency = meal delivery advertising expense ÷ meal delivery revenue
Copyright 2011 eDiets.com, Inc. All Rights Reserved
Advertising efficiency has
been improving (percentage
declining) due to better cost
per call and call center
conversion

Average # of Weekly Shipments Per Active Customer
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
6.8
8.3
8.9
10.9
8.5
9.5
8.1
10.1
9.5
11.7
11.8
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11

Average # of Monthly Settlements Per Active & Canceled Customer for Rolling 12-Month Periods
8.0
7.5
7.0
6.5
6.0
5.5
5.0
4.5
4.0
5.0
5.4
5.7
6.1
6.1
6.4
6.2
6.2
6.3
6.6
6.9
Q1-09
Q3-09
Q1-10
Q3-10
Q1-11
Q3-11

CONFIDENTIAL

Customer Retention
Customer Retention
Meal Delivery
Average Number of Shipments For Active
Pool of Customers
Measures changes in current customer base
Meal Delivery
Average Number of Shipments For Active
& Canceled Pool of Customers
Measures changes for all customers on a rolling
12-month period
Copyright 2011 eDiets.com, Inc. All Rights Reserved

CONFIDENTIAL

Meal Delivery Gross Margin Before
Depreciation and CAC
(Excludes Revenue Share)
Improved Gross Margins
Improved Gross Margins
• Raised price of meal delivery service
• Moved to lower-cost manufacturer
• Negotiated lower shipping rates
Copyright 2011 eDiets.com, Inc. All Rights Reserved
30%
35%
37%
35%
40%
39%
41%
40%
46%
44%
42%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
Q1-09 Q2-09 Q3-09 Q4-09 Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11
2
0
1
2
T
a
r
g
e
t
46.5%

CONFIDENTIAL 13 Financial Overview

CONFIDENTIAL

Capitalization
Capitalization
Copyright 2011 eDiets.com, Inc. All Rights Reserved
The Company completed a 1-for-5 reverse stock split on June 1, 2011
30-Sep-11
Equity (50,000,000 authorized) Issued Shares
Weighted Avg
Strike Price
Fully Diluted
Common Stock 13,310,534 13,310,534
Warrants $3.76 719,058
Options $8.21 1,344,000
Restricted Stock Units 99,800
Total 15,473,392
Debt
Promissory Notes - Related Party $       1,000,000

10.0
8.0
6.0
4.0
2.0
0.0
(2.0)
(4.0)
(6.0)
$ Millions
Q1-07
Q2-07
Q3-07
Q4-07
Q1-08
Q2-08
Q3-08
Q4-08
Q1-09
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Q2-11
Q3-11
Revenue
EBITDA

CONFIDENTIAL 15 Quarterly Revenue and EBITDA Quarterly Revenue and EBITDA Copyright 2010 eDiets.com, Inc. All Rights Reserved

Corporate Service 11%
Other 4%
Online Diet Plans 16%
Home Meal Delivery 69%

CONFIDENTIAL

Revenue By Segment
Revenue By Segment
Copyright 2011 eDiets.com, Inc. All Rights Reserved
Online
Diet Plans
28%
Home
Meal
Delivery
43%
Corporate
Services
22%
Other
7%
2010
Actual
2009
Actual
Focus is on growing home meal delivery business

$1,907
$2,289
$1,945
$1,698
$2,997
$3,526
$4,313
$5,403
$5,546
$4,755
$3,542
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Launched Biggest Loser Meal Program
Launch Men's Plan

CONFIDENTIAL

Meal Delivery Revenue By Quarter
Meal Delivery Revenue By Quarter
Copyright 2011 eDiets.com, Inc. All Rights Reserved
Meal delivery revenue declining as a function of less ad spend as we focus on maintaining customer acquisition costs at levels that generate positive EBITDA

CONFIDENTIAL

$3.0 Million Investment in Advertising
$3.0 Million Investment in Advertising
(assume advertising investment turns 8X annually) (assume advertising investment turns 8X annually)
Copyright 2011 eDiets.com, Inc. All Rights Reserved
Meal Delivery Business Model Illustration
$ Millions
Cash Investment in Advertising $3.0 $3.0 $3.0 $3.0
Ad Spend Turns (recover cash spent on
advertising in 6.5 weeks)
8X/Year 8X/Year 8X/Year 8X/Year
Leveraged Ad Spend $24.0 $24.0 $24.0 $24.0
Revenue/Ad Spend Ratio (revenue / advertising) 2.50 3.00 4.00 5.00
Implied Revenue 60.0 72.0 96.0 120.0
Variable Cost of Food and Fulfillment 52.0% (31.2) (37.4) (49.9) (62.4)
Variable Cost of Acquisition
Call Center, Promotions 7.5% (4.5) (5.4) (7.2) (9.0)
Advertising Expense (24.0) (24.0) (24.0) (24.0)
Advertising Efficiency 40.0% 33.3% 25.0% 20.0%
Fixed Cost of Staff and Other Expense (0.6) (0.6) (0.6) (0.6)
EBITDA ($0.3) $4.6 $14.3 $24.0
EBITDA Margin -0.5% 6.3% 14.9% 20.0%

CONFIDENTIAL

Investment Highlights
Investment Highlights
• Large target market
– $60 billion weight loss market
1
– eDiets targeting $350 million of that total
• Focus on meal delivery
– Low capital requirements and a relatively quick cash conversion cycle equals positive ROIC
• Biggest Loser licensing deal provides exposure
• Continued improvement in operations will enhance returns
– Expect meal delivery gross margin to continue increasing due to volume discounts and shipping cost reductions
– Expect improved advertising efficiency
Copyright 2011 eDiets.com, Inc. All Rights Reserved
1. Source: MarketData January 2011 Survey

Copyright 2011 eDiets.com, Inc. All Rights Reserved * * * * * * * *